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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) July 13, 1998
                                                          -------------


                             CapStar Hotel Company
                    ----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                            1-12017                        52-1979383
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(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                    File Number)                  Identification
incorporation)                                                          No.)



        1010 Wisconsin Avenue, N.W., Suite 650, Washington, D.C.  20007
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       (Address of Principal Executive Offices)                (Zip Code)



       (Registrant's Telephone Number, Including Area Code (202) 965-4455
                                                           --------------


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         (Former Name or Former Address, If Changed Since Last Report.)

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ITEM 5.   OTHER EVENTS.

          CapStar Hotel Company (the "Registrant"), is filing this Current Report on Form 8-K in connection with the filing of a press release on July 13, 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS.

Exhibit   Description
-------   -----------
99.1      Press Release, dated July 13, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CAPSTAR HOTEL COMPANY
                                     (Registrant)


Date:  July 13, 1998
                               By: /s/ JOHN EMERY
                                   --------------------------------
                                   Name:   John Emery
                                   Title:  Chief Financial Officer


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EXHIBIT INDEX


Exhibit   Description
-------   -----------
99.1      Press Release, dated July 13, 1998.

                                       4